SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                 April 29, 2004
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                        0-25056               59-3262958
----------------------------     ------------------------   ----------------
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                    Identification No.)

                          One Seaport Plaza, 19th Floor
                               New York, New York
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                      10038
                                   ----------
                                   (Zip Code)

                                 (646) 346-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                   ------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)




                         The Exhibit Index is on Page 4

                               Page 1 of 5 Pages

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(c)               Exhibits.

99.1              Letter to Stockholders, dated April 29, 2004.

Item 9.           Regulation FD Disclosure

                  In connection with the Registrant's 2004 Annual Meeting of Stockholders, to be held June 9, 2004, the Registrant began mailing today to all stockholders of record as of April 26, 2004 a copy of the Registrant's Proxy Statement for the 2004 Annual Meeting and a copy of the Registrant's 2003 Annual Report. Attached as Exhibit 99.1 hereto is a Letter to Stockholders that was included as part of the 2003 Annual Report.

                               Page 2 of 5 Pages

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAXCOR FINANCIAL GROUP INC.


                                        By: /s/ ROGER SCHWED
                                            ------------------------------------
                                            Name:  Roger Schwed
                                            Title: Executive Vice President
                                                   and General Counsel



Date: April 29, 2004

                               Page 3 of 5 Pages

                                  EXHIBIT INDEX



Exhibit No.                     Description                             Page No.
-----------                     -----------                             --------

99.1              Letter to Stockholders, dated April 29, 2004             5


                               Page 4 of 5 Pages